united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23066

Northern Lights Fund Trust IV

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE  19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-490-4300

Date of fiscal year end: 5/31

Date of reporting period: 5/31/23

Item 1. Reports to Stockholders.

LGM Risk Managed Total Return Fund

Institutional Class – LBETX

Annual Report
May 31, 2023

1-844-655-9371

www.LGMCapitalManagement.com
LGM Capital Management, LLC
11811 N. Tatum Blvd., Suite 3031
Phoenix, AZ 85028

Distributed by Northern Lights Distributors, LLC
Member FINRA

Greetings LGM Risk Managed Total Return Fund Shareholders,

We are pleased to present our annual report. This report summarizes our annual performance, and provides an audited accounting of LGM Risk Managed Total Return Fund (ticker symbol LBETX) for the year ended May 31, 2023. Below is the summary of our principal investment strategy.

The fund seeks to provide total return from capital appreciation and income with lower volatility than the S&P 500 Index 1, with a secondary objective of limiting risk during unfavorable or declining market conditions. The fund seeks its objective by investing in unaffiliated equity exchange traded funds (ETFs) when the fund’s adviser believes equity markets may rise, and selling the equity ETFs and investing in unaffiliated bond ETFs or money market funds when the adviser believes equity markets may decline. The adviser’s decisions are based on the adviser’s technical research and analysis, including monitoring price movements and price trends. By applying its technical research and analysis, the adviser seeks to produce returns over a complete market cycle with lower volatility, or “beta” than the S&P 500 Index. The S&P 500 Index has a beta of “1”2.

Managed Risk and Minimized Losses

Managing risk and minimizing losses are crucial to investors. Maximum Drawdown is the largest decline from peak to trough in value. The bar chart below illustrates LBETX top -performing in minimizing losses ending May 31, 2023, and for every calendar year since its 2017 inception versus the S&P 500 Index and NASDAQ.

2017- 2023 Maximum Drawdowns

Stock Market Gains Needed to Recover from Percentage Losses

The math of percentages illustrates as losses increase, the recovery needed to breakeven increases faster. The 2022 S&P 500 Index loss of 19.64% requires a 25% recovery to breakeven. The NASDAQ loss of 33.10% requires a 53% recovery to breakeven. For retirement investors, recovery may be more unlikely when factoring withdrawals needed in retirement. For example, a $1,000 investment that tracked the S&P 500 Index in year 2000 became $ 565.90 by 2009 when adjusted for inflation, a -43.41% loss without factoring withdrawals needed in retirement. LBETX top-performs in minimizing losses.

2022 Price Returns	Gains Needed to Recover Loss
LBETX +0.84%	0%
S&P 500 Index -19.44%	25%
NASDAQ -33.10%	53%

3223-NLD-07/19/2023

One-Year Performance Ending May 31, 2023

For the one-year period ending May 31, 2023, LBETX returned -0.21% net of fees versus 2.92% for the S&P 500 Index. LBETX beta was approximately 0.15 versus 1 for the S&P 500 Index. In accordance with our investment strategy, we appropriately managed risk and volatility, and minimized losses.

LBETX vs. the S&P 500 Index One- Year Period Ending May 31, 2023

2023-2024 Financial Market Headwinds

Our technical research and analysis reveal multiple economic and stock market data concerns. Individually, each may result in a market headwind. When combined, they could be recipes for additional volatility, and a bear stock market.

Inflation, Interest Rates, Bank Failures, and Recession

Inflation rose the fastest in 40 years. The FED increased interest rates from near-zero to 5.25% in 13 months while decreasing $95 billion per month off their balance sheet. lnflation remains in the 5% area, 250% above the FED’s 2% baseline. Expectations are for rate hikes to 5.75%-6% as FED Chair Powell insists the FED will achieve 2% inflation.

Multiple banks failed, and recession fears remain. FED Chair Powell said Silicon Valley Bank failed due to $1.8 billion in mismanaged bond losses. Per the FDIC, on Jan. 1, 2023 U.S. banks held $620 billion in similar unrealized bond losses. Additional rate hikes may do further damage to regional banks, and spell trouble for stock markets.

Stock Market Data, and Valuation Concerns

The S&P 500 Index is being driven by seven stocks. Apple, Microsoft, Alphabet, Amazon, Nvidia, Meta, and Tesla. Just those seven represent nearly all of the S&P 500 Index gains year to date. Without them, the index would likely be negative. Additionally, the market capitlization of Apple alone is more than the entire Russell 2000, and Apple and Microsoft currently combine for 14% of the S&P 500 Index entire value. Further, the S&P 500 Index forward price to earnings is nearly 20% higher than the 15-year average, and interest rates are approaching 6% versus near-zero the previous 15 years.

Moving Forward

Current market headwinds appear similar to 2000-2010 when many retirement investors lost 40% or more with no time to recover. Buy and hold investors need a 25% recovery to breakeven from 2022 S&P 500 Index losses, and a 53% recovery to breakeven from NASDAQ losses. Any future losses may be catastrophic for buy and hold retirement-conscious investors. Including the top-performing in minimizing losses LGM Risk Managed Total Return Fund in a portfolio may help.

We are pleased with our performance and minimized drawdowns compared to the S&P 500 Index for the one-year period ending May 31, 2023. We look forward to continuing to manage risk and volatility, and top-performing minimizing losses. Additional information can be found at: www.LGMCapitalManagement.com.

Cheers!

3223-NLD-07/19/2023

Performance quoted represents past performance which does not guarantee future results. Investment returns and principal will fluctuate so an investor’s shares, when redeemed, may be worth more or less the original cost. Current performance may be higher or higher than performance quoted. For performance data current to the most recent month end, please call toll-free 844-655-9371.

[1]	The S&P 500 Index is an American stock market index based on the market capitalization of 500 large companies. It is widely regarded as one of the best representations of the U.S. stock market, and is a benchmark for many professional money managers.

[2]	Beta is a measurement of market risk or volatility. A beta of 1 represents the volatility of the S&P 500 Index, against which other mutual funds and their betas are measured. If a mutual fund has a beta of one, it will move the same amount and direction as the S&P 500 Index. A beta greater than 1 indicates the mutual fund tends to be more volatile than the S&P 500 Index, and a beta less than 1 means it tends to be less volatile than the S&P 500 Index.

3223-NLD-07/19/2023

LGM Risk Managed Total Return Fund
PORTFOLIO REVIEW (Unaudited)
May 31, 2023

Average Annual Total Return through May 31, 2023*, as compared to its benchmark:

	One Year	Three Year	Five Year	Since Inception (b)
LGM Risk Managed Total Return Fund - Institutional Class	-0.21%	1.44%	-0.35%	1.88%
S&P 500 Total Return Index (a)	2.92%	12.92%	11.01%	11.49%

*	Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions, if any. Prior to October 1, 2020 the Adviser had contractually agreed to reduce its fees and/or absorb expenses of the Fund (“Waiver Agreement”), to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short), fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))), did not exceed 1.55% of the daily average net assets attributable to Institutional Class shares. This expense limitation expired on September 30, 2020. The fee waivers and reimbursements are subject to possible recoupment from the Fund by the Adviser in future years (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of wavier and the expense limitation in place at the time of recapture. The Fund’s total annual operating expenses, including underlying funds, are 2.49% for Institutional Class per the Fund’s prospectus dated September 28, 2022. Shares redeemed within 90 days of purchase are subject to a 2.00% redemption fee. The performance data does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares.

(a)	The S&P 500 Total Return Index, is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

(b)	Inception date is June 12, 2017.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Industry	Percentage of Net Assets
Short-Term Investments	100.1%
Liabilities in Excess of Other Assets	-0.1%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

LGM RISK MANAGED TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
May 31, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 100.1%
	MONEY MARKET FUNDS - 100.1%
14,320,585	Morgan Stanley Institutional Liquidity - Treasury Portfolio, Institutional Class, 4.94% (Cost $14,320,585)(a)	$14,320,585

	TOTAL INVESTMENTS - 100.1% (Cost $14,320,585)	$14,320,585
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(21,059)
	NET ASSETS - 100.0%	$14,299,526

(a)	Rate disclosed is the seven day effective yield as of May 31, 2023.

See accompanying notes to financial statements.

LGM Risk Managed Total Return Fund
STATEMENT OF ASSETS AND LIABILITIES
May 31, 2023

ASSETS
Investment securities:
At cost	$14,320,585
At fair value	$14,320,585
Interest receivable	57,117
TOTAL ASSETS	14,377,702

LIABILITIES
Investment advisory fees payable	10,169
Payable to related parties	29,237
Accrued expenses and other liabilities	38,770
TOTAL LIABILITIES	78,176
NET ASSETS	$14,299,526

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$18,244,241
Accumulated losses	(3,944,715)
NET ASSETS	$14,299,526

Net Asset Value Per Share:
Institutional Class Shares:
Net Assets	$14,299,526
Shares of beneficial interest outstanding *	1,518,424

Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share **	$9.42

*	Unlimited number of shares of beneficial interest authorized, no par value.

**	Redemptions made within 90 days of purchase may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

LGM Risk Managed Total Return Fund
STATEMENT OF OPERATIONS
For the Year Ended May 31, 2023

INVESTMENT INCOME
Dividends	$18,655
Interest	402,632
TOTAL INVESTMENT INCOME	421,287

EXPENSES
Investment advisory fees	140,644
Administrative services fees	59,423
Accounting services fees	36,795
Transfer agent fees	32,102
Compliance officer fees	24,667
Legal fees	18,005
Audit and tax fees	16,250
Third party administrative servicing fees	15,621
Trustees’ fees and expenses	14,520
Printing and postage expenses	10,001
Registration fees	5,600
Custodian fees	3,898
Insurance expense	1,825
Other expenses	2,712
NET EXPENSES	382,063

NET INVESTMENT INCOME	39,224

REALIZED LOSS FROM INVESTMENTS
Net realized loss from investments	(59,102)
NET REALIZED LOSS FROM INVESTMENTS	(59,102)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(19,878)

See accompanying notes to financial statements.

LGM Risk Managed Total Return Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	May 31, 2023	May 31, 2022
FROM OPERATIONS
Net investment gain (loss)	$39,224	$(333,472)
Net realized gain (loss) from investments	(59,102)	823,734
Net change in unrealized depreciation on investments	—	(51,003)
Net increase (decrease) in net assets resulting from operations	(19,878)	439,259

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	1,515,798	131,167
Redemption fee proceeds	—	348
Payments for shares redeemed	(2,256,055)	(5,239,284)
Net decrease in net assets from shares of beneficial interest	(740,257)	(5,107,769)

TOTAL DECREASE IN NET ASSETS	(760,135)	(4,668,510)

NET ASSETS
Beginning of Year	15,059,661	19,728,171
End of Year	$14,299,526	$15,059,661

SHARE ACTIVITY
Institutional Class:
Shares Sold	162,067	14,187
Shares Redeemed	(239,491)	(558,643)
Net decrease in shares of beneficial interest outstanding	(77,424)	(544,456)

See accompanying notes to financial statements.

LGM Risk Managed Total Return Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented

	Institutional Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2023	May 31, 2022	May 31, 2021	May 31, 2020	May 31, 2019
Net asset value, beginning of year	$9.44	$9.22	$9.58	$10.47	$11.19
Activity from investment operations:
Net investment income (loss) (1)	0.03	(0.18)	(0.12)	0.04	0.03
Net realized and unrealized gain (loss) on investments	(0.05)	0.40	0.32	(0.51)	(0.17)
Total from investment operations	(0.02)	0.22	0.20	(0.47)	(0.14)
Redemption fees	—	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Less distributions from:
Net investment income	—	—	(0.06)	(0.02)	—
Net realized gains	—	—	(0.50)	(0.40)	(0.58)
Total distributions	—	—	(0.56)	(0.42)	(0.58)
Net asset value, end of year	$9.42	$9.44	$9.22	$9.58	$10.47
Total return (3)	(0.21)%	2.39%	2.16%	(4.95)%	(0.96)%
Net assets, end of year (000s)	$14,300	$15,060	$19,728	$35,001	$51,199
Ratio of gross expenses to average net assets (4,5)	2.72%	2.32%	2.08%	1.67%	1.62%
Ratio of net expenses to average net assets (5)	2.72%	2.32%	1.91%	1.55%	1.58%
Ratio of net investment income (loss) to average net assets (6)	0.28%	(1.96)%	(1.25)%	0.41%	0.24%
Portfolio Turnover Rate	1361%	3065%	5180%	5582%	3908%

(1)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the year.

(2)	Less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

LGM Risk Managed Total Return Fund
NOTES TO FINANCIAL STATEMENTS
May 31, 2023

1.	ORGANIZATION

The LGM Risk Managed Total Return Fund (the “Fund”) is a diversified series of shares of Northern Lights Fund Trust IV (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 2, 2015, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on June 12, 2017. The Fund’s objective is to provide total return from capital appreciation and income with lower volatility than the S&P 500 Index, with a secondary objective of limiting risk during unfavorable or declining market conditions.

The Fund currently offers Institutional Class shares at net asset value.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (’‘GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”, including Accounting Standards Update 2013-08.

Security Valuation – The Fund records its investments at fair value. Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined or, in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity at time of purchase may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value, including the short-term investment currently held.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities are valued using the “fair value” procedures approved by the Board of Trustees (“Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Mutual funds, including money market funds, are valued at their respective net asset values as reported by such investment companies. Exchange-traded funds (“ETFs”) are valued at the last reported sale price or official closing price. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open- end funds. The shares of many closed-end investment companies and ETFs, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Fund will not change.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask

LGM Risk Managed Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2023

price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of May 31, 2023, for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Short-Term Investments	$14,320,585	$—	$—	$14,320,585
Total	$14,320,585	$—	$—	$14,320,585

The Fund did not hold any level 2 or 3 securities during the year.

*	Refer to the Schedule of Investments for classifications.

Exchange Traded Funds – The Fund may invest in ETFs. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock. An index ETF represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally

LGM Risk Managed Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2023

reflect the risks of owning the underlying securities in their portfolio, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective yield method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Dividends that represent long-term capital gain distributions from underlying investments are reclassified out of dividend income and presented separately for financial reporting purposes. The Fund holds certain investments which pay dividends to their shareholders based upon available funds from operations. Distributions received from investments in securities that represent a return of capital or long-term capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

Distributions to Shareholders – Dividends from net investment income are declared and paid annually. Distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax -basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal Income Taxes – The Fund qualifies as a regulated investment company by complying with the provisions of the Internal Revenue Code of 1986, as amended, that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended May 31, 2020 through May 31, 2022, or expected to be taken in the Fund’s May 31, 2023 year-end tax returns. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund identified its major tax jurisdictions as U.S. Federal, Ohio, and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Cash and Cash Equivalents – Cash and cash equivalents, if any, are held with a financial institution. The assets of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The Fund maintains cash balances, which, at times, may exceed federally insured limits. The counterparty is generally a single bank rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy and there has been no history of loss.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

LGM Risk Managed Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2023

3.	INVESTMENT TRANSACTIONS

For the year ended May 31, 2023, cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, amounted to $23,944,145 and $23,885,042, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

LGM Capital Management, LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an advisory agreement with the Trust on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a fee computed and accrued daily and paid monthly, based on the Fund’s average daily net assets and is computed at the annual rate of 1.00%. Pursuant to the advisory agreement, the Fund accrued $140,644 in advisory fees for the year ended May 31, 2023.

Prior to October 1, 2020, the Adviser had contractually agreed to reduce its fees and/or absorb expenses of the Fund (“Waiver Agreement”) to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses) and derivatives of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))), did not exceed 1.55% of the daily average net assets attributable to Institutional Class shares. This expense limitation expired on September 30, 2020. These fee waivers and reimbursements are subject to possible recoupment from the Fund by the Adviser in future years (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of wavier and the expense limitation in place at the time of recapture. During the year ended May 31, 2023, the Fund recaptured $0.

Of the total amount of advisory fees waived subject to recapture, $43,058 will expire September 30, 2023.

In addition, certain affiliates of the Northern Lights Distributors, LLC (the “Distributor”) provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund as shown in the Statement of Operations. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund which are included in “Compliance officer fees” in the Statement of Operations.

Blu Giant, LLC (“Blu Giant”), an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis as shown in the Statement of Operations. For the provision of these services, Blu Giant receives customary fees from the Fund which are included in “Printing and postage expenses” in the Statement of Operations.

LGM Risk Managed Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2023

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $14,320,585 for the Fund.

Unrealized Appreciation	$—
Unrealized Depreciation	—
Tax Net Unrealized Appreciation	$—

The tax character of fund distributions paid for the periods ended May 31, 2023, and May 31, 2022 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	May 31, 2023	May 31, 2022
Ordinary Income	$—	$—
Long-Term Capital Gain	—	—
Return of Capital	—	—
	$—	$—

As of May 31, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$—	$—	$—	$(3,944,715)	$—	$—	$(3,944,715)

At May 31, 2023, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains and utilized capital loss carryforwards as follows:

Short-Term	Long-Term	Total	CLCF Utilized
$3,944,715	$—	$3,944,715	$—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses, resulted in reclassifications for the Fund for the fiscal year ended May 31, 2023 as follows:

Paid
In	Accumulated
Capital	Deficit
$(74,079)	$74,079

6.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than ninety days. The redemption fee is paid directly to the Fund. Please refer to the Statements of Changes in Net Assets for the collected redemption fees.

LGM Risk Managed Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2023

7.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of voting securities of the Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of May 31, 2023, Charles Schwab & Co. held 89.1% of the voting securities and may be deemed to control the Fund.

8.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently seeks to achieve its investment objectives by investing its assets in Underlying Funds. As of May 31, 2023, the percentage of the Fund’s net assets invested in the Morgan Stanley Institutional Liquidity - Treasury Portfolio, Institutional Class was 100.1%, (the “Security”). The Fund may sell its investments in the Security at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund will be directly affected by the performance of these investments. The annual report of the Security, along with the report of the independent registered public accounting firm is included in the Security’s N-CSRs available at “www.sec.gov”.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of LGM Risk Managed Total Return Fund and

Board of Trustees of Northern Lights Fund Trust IV

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of LGM Risk Managed Total Return Fund (the “Fund”), a series of Northern Lights Fund Trust IV, as of May 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

July 28, 2023

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

LGM Risk Managed Total Return Fund
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2023

Renewal of the Investment Advisory Agreement with LGM Capital Management, LLC

In connection with the meeting of the Board of Trustees (the “Board”) of Northern Lights Fund Trust IV (the “Trust”) held on April 24, 2023 (the “Meeting”), the Board, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “LGM Advisory Agreement”) between LGM Capital Management, LLC (“LGM”) and the Trust, with respect to LGM Risk Managed Total Return Fund (“LGMRM”) . In considering the renewal of the LGM Advisory Agreement, the Board received materials specifically relating to the LGM Advisory Agreement.

The Board reviewed and discussed the materials that were provided in advance of the Meeting and deliberated on the renewal of the LGM Advisory Agreement. The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the LGM Advisory Agreement on behalf of LGMRM and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the renewal of the LGM Advisory Agreement.

Nature, Extent and Quality of Services. The Board noted that there were no changes to the key personnel that serviced LGMRM. The Board discussed the services LGM provided, including technical research and analysis and compliance oversight. The Board observed that LGM reviews its cybersecurity protocols and compliance on a quarterly and annual basis and that there have not been cybersecurity incidents or material compliance issues during the period. The Board acknowledged that LGM’s chief compliance officer was able to review each trade upon execution and confirm its conformity with LGM’s policies and procedures and that LGM was able to obtain post-trade reports quarterly to confirm best execution. The Board noted that LGM during the review period was not subject to regulatory examinations or investigations or any material litigation. The Board concluded it could expect LGM to continue to provide satisfactory services to LGMRM and its shareholders.

Performance. The Board observed that LGMRM outperformed its Morningstar category median, peer group median and benchmark, S&P 500 Index, for the one-year period ended January 31, 2023 and met its objective with a lower beta-risk exposure than the benchmark index. The Board noted that LGMRM underperformed the benchmark S&P 500 Index for the 3-year, 5-year period and since inception periods but met its objective of providing returns with a lower beta-risk exposure than the benchmark. The Board concluded that LGM’s returns were satisfactory.

Fees and Expenses. The Board noted that the advisory fee of 1.00% was the same as its peer group median and higher than its Morningstar category median. The Board observed LGMRM’s net expense ratio of 2.32% was greater than its peer group average of 1.60% and Morningstar Category average of 0.51% for the period ended January 31, 2023. The Board considered LGM’s contention that the higher advisory fee compared to the Morningstar category was a result of LGM’s active risk managing and it was justified by LGMRM’s total returns and lower beta-risk exposure than the benchmark. The Board concluded in each case that LGM’s advisory fee was not unreasonable.

Profitability. The Board reviewed the profitability analysis provided by LGM and noted that LGM was earning a reasonable profit with respect to LGMRM. The Board determined that excessive profitability was not an issue for LGMRM at this time.

Economies of Scale. The Board considered whether economies of scale had been reached with respect to the management of LGMRM. The Board noted that there were no perceived economies of scale given the managed risk and tactical nature of LGMRM. The Board agreed to monitor and revisit the issue at the appropriate time.

Conclusion. Having requested such information from LGM as the Board believed to be reasonably necessary to evaluate the terms of the LGM Advisory Agreement, and with the advice of independent counsel, the Board determined that renewal of the LGM Advisory Agreement with LGM was in the best interests of LGMRM and its shareholders.

LGM Risk Managed Total Return Fund
EXPENSE EXAMPLE (Unaudited)
May 31, 2023

Example

As a shareholder of the Fund you will incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing expenses, such as advisory fees, and/or other fund expenses. The following example is intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs. The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period from December 1, 2022 to May 31, 2023 (the ’‘period’’).

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $ 1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ’‘Expenses Paid During the Period’’ to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Expense Ratio During the
Actual	12/1/22	5/31/23	12/1/22 – 5/31/23*	Period 12/1/22- 5/31/23
Institutional Class	$1,000.00	$1,001.10	$13.55	2.72%

	Beginning	Ending	Expenses Paid
Hypothetical	Account Value	Account Value	During Period	Expense Ratio During the
(5% return before expenses)	12/1/22	5/31/23	12/1/22 – 5/31/23*	Period 12/1/22 – 5/31/23
Institutional Class	$1,000.00	$1,011.38	$13.62	2.72%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

LGM Risk Managed Total Return Fund
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2023

The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees***

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Joseph Breslin Year of Birth: 1953	Independent Trustee and Chairman of the Board since 2015	President and Consultant, Adviser Counsel, Inc. (formerly J.E. Breslin & Co.) (management consulting firm to investment advisers), (since 2009); Senior Counsel, White Oak Global Advisors, LLC. (since 2016).	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Director, Kinetics Mutual Funds, Inc. (since 2000); Trustee, Kinetics Portfolios Trust (since 2000); Trustee, Forethought Variable Insurance Trust (since 2013).
Thomas Sarkany Year of Birth: 1946	Independent Trustee since 2015	Founder and President, TTS Associates Inc. (since December 2022); and Founder and President, TTS Consultants, LLC (financial services) (since 2010).	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Arrow Investments Trust (since 2014), Arrow ETF Trust (since 2012), Trustee, Northern Lights Fund Trust II (since 2011); Director, Aquila Distributors (since 1981)
Charles Ranson Year of Birth: 1947	Independent Trustee since 2015	Principal, Ranson & Associates (strategic analysis and planning, including risk assessment and capital formation for entrepreneurial ventures) (since 2003).	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Advisors Preferred Trust (since November 2012)

5/31/23 – NLFT IV_v2

LGM Risk Managed Total Return Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
May 31, 2023

Interested Trustee, Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Wendy Wang*** 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1970	Trustee since 2023, President since 2015	Senior Vice President, Director of Tax and Compliance Administration, Ultimus Fund Solutions, LLC (since 2012).	N/A	N/A
Sam Singh 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1976	Treasurer since 2015	Vice President, Ultimus Fund Solutions, LLC (since 2015).	N/A	N/A
Jennifer Farrell 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	Secretary since 2017	Associate Director (since 2022) and Manager (2018-2022), Legal Administration), Ultimus Fund Solutions, LLC; Senior Paralegal, Gemini Fund Services, LLC (since 2015).	N/A	N/A
James Ash Year of Birth: 1976	Chief Compliance Officer since 2019	Senior Vice President, Head of Compliance (since 2023 ); Senior Compliance Officer, Northern Lights Compliance, LLC (2019 -2023); Senior Vice President, National Sales Gemini Fund Services, LLC (2017-2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of May 31, 2023, the Trust was comprised of 33 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

***	Ms. Wang is an interested Trustee because she is also an officer of the Trust.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-655-9371.

5/31/23 – NLFT IV_v2

PRIVACY NOTICE

Northern Lights Fund Trust IV

Rev. April 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST IV DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust IV chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust IV share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-631-490-4300

PRIVACY NOTICE

Northern Lights Fund Trust IV

What we do:
How does Northern Lights Fund Trust IV protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust IV collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust IV does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund votes proxies relating to portfolio securities for the twelve month period ended June 30, as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-844-655-9371 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-844-655-9371.

INVESTMENT ADVISOR
LGM Capital Management, LLC
11811 N. Tatum Blvd., Suite 3031
Phoenix, AZ 85028

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

LGM-AR23

(b)        Not applicable

Item 2. Code of Ethics.

(a)       The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)        During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Joseph Breslin is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Breslin is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2023 - $13,250

2022 - $13,250

(b)	Audit-Related Fees

2023 - None

2022 - None

(c)	Tax Fees

2023 - $3,000

2022 - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2023 - None

2022 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

                                                2023       2022

                       Audit-Related Fees:       0.00%     0.00%

Tax Fees:                      0.00%     0.00%

All Other Fees:              0.00%    0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2023 - $0

 2022 - $0

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)            Not applicable

(j)            Not applicable

Item 5. Audit Committee of Listed Registrants. Not applicable to open-end investment companies.

Item 6. Investments. Included in annual report to shareholders filed under item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 13(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(a)(4) Not applicable.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 13(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust IV

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 7/31/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 7/31/2023

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 7/31/2023